SUMMARY PROSPECTUS
PRCOX
May 1, 2016

T. Rowe Price Capital Opportunity Fund
A diversified stock fund seeking long-term capital growth through fundamental research and investments in U.S. common stocks.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2016, and Statement of Additional Information, dated May 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.49%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.21%

Total annual fund operating expenses	0.70%

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$72	$224	$390	$871

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40.7% of the average value of its portfolio.

T. Rowe Price	2

Investments, Risks, and Performance

Principal Investment Strategies The strategy attempts to create a portfolio with similar characteristics to the Standard & Poor’s 500 Stock Index® (S&P 500 Index) with the potential to provide excess returns relative to the Index. The fund uses a disciplined portfolio construction process whereby it weights each sector and industry approximately the same as the S&P 500 Index. Within each sector and industry, the weighting of individual fund holdings can vary significantly from their weighting within the S&P 500 Index. The fund, which may be considered an “enhanced index” fund, attempts to outperform the S&P 500 Index by overweighting those stocks that are viewed favorably relative to their weighting in the Index, and underweighting or avoiding those stocks that are viewed negatively. The fund may also purchase stocks that are not in the S&P 500 Index, but at least 80% of the fund’s total assets will normally be invested in stocks that are in the Index at the time of purchase.

A portfolio oversight team is responsible for the overall structure of the fund and for developing rules for portfolio construction. The portfolio oversight team seeks to take advantage of T. Rowe Price’s fundamental research by assigning equity analysts to select stocks for the fund within industries where they have focused expertise. The equity analysts are directly responsible for selecting stocks and determining the stocks’ weights within their industry-specific portfolios. The analysts actively select stocks from the industries they cover based on fundamental research, which considers various factors such as the quality of a company’s management team and its business franchise, earnings growth potential of a company and its market sector, and valuation. The fund’s portfolio oversight team maintains responsibility for evaluating the performance of the overall portfolio and the analysts’ stock selections, tracking and aligning the fund’s risk characteristics with those of the S&P 500 Index, monitoring the portfolio’s exposures to industries and sectors, managing cash flows into and out of the fund, and ensuring overall compliance by the analysts with the fund’s portfolio construction principles. The portfolio oversight team is responsible for selecting stocks that meet the fund’s investment criteria, but have not yet been assigned to an analyst.

Because the fund is designed to have similar characteristics to the S&P 500 Index, there is expected to be a relatively close correlation between the fund’s performance and the performance of the Index in both rising and falling markets. However, when compared to a fund that follows a strict indexing strategy, there is a much greater chance that the fund’s performance will deviate from the Index (referred to as “tracking error”) and the potential for higher portfolio turnover, which increases the possibility of taxable distributions to shareholders and results in higher transaction costs to the fund.

The fund will generally remain fully invested (less than 5% in cash reserves) and seeks to be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-

Summary	3

capitalization and foreign stocks may also be purchased in keeping with fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Because the fund may hold stocks with either growth or value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Market capitalization risk The fund’s focus on large sized companies subjects the fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

T. Rowe Price	4

Foreign investing risk This is the risk that the fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indication of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Summary	5

Average Annual Total Returns
	Periods ended
	December 31, 2015
	1 Year	5 Years	10 Years
Capital Opportunity Fund
Returns before taxes	2.90%	12.48%	7.44%
Returns after taxes on distributions	0.91	11.64	6.90
Returns after taxes on distributions
and sale of fund shares	3.25	9.97	6.03
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38	12.57	7.31
Lipper Large-Cap Core Funds Index	-0.67	10.97	6.35

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ann M. Holcomb	Co-Chairman of Investment Advisory Committee	2015	1996
Jason B. Polun	Co-Chairman of Investment Advisory Committee	2015	2007
Eric L. Veiel	Co-Chairman of Investment Advisory Committee	2015	2005

Purchase and Sale of Fund Shares

The fund requires a $1,000 minimum initial investment and a $100 minimum subsequent investment for individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts. For all other accounts, the fund generally requires a $2,500 minimum initial investment and a $100 minimum subsequent investment. The investment minimums may be modified for financial intermediaries that submit orders on behalf of their customers.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

T. Rowe Price	6

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F108-045 5/1/16